UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2014, Inland Real Estate Income Trust, Inc., a Maryland corporation (the “Company”) and certain indirect subsidiaries (collectively, the “Sellers”) of Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”) entered into a definitive Purchase and Sale Agreement (the “Agreement”). The Agreement provides for the purchase by the Company of a portfolio of 15 retail properties (the “Portfolio”) from the Sellers for an aggregate purchase price of approximately $318 million, net of the aggregate principal balance and accrued and unpaid interest on loans encumbering certain properties in the Portfolio that the Company will assume at closing (the purchase of the Portfolio is referred to herein as the “Transaction”). The Agreement also provides for the possible purchase of one additional property (the “Bay Park Property”) for additional consideration of approximately $19.7 million, net of the then-current principal balance of any assumed loan, together with any accrued and unpaid interest thereon.

The Portfolio properties are located in nine states and previously were owned by subsidiaries of Inland Diversified Real Estate Trust, Inc. (“IDIV”), a corporation that had the same sponsor as the Company. IDIV merged into a Kite subsidiary on July 1, 2014. The Transaction will close in two tranches: (1) on December 15, 2014, the Company will purchase from the Sellers nine properties in the Portfolio; and (2) on March 16, 2015, or earlier in the Sellers’ sole discretion with at least 20 days’ written notice to the Company, the Company will purchase from the Sellers the remaining six properties in the Portfolio. In addition, on June 15, 2015, the Company will purchase the Bay Park Property, unless any party elects to opt out of this sale on or before June 8, 2015.

The Sellers and the Company have made customary representations, warranties and covenants in the Agreement. Additionally, each closing under the Agreement is subject to the satisfaction or waiver of customary closing conditions set forth in the Agreement, including the accuracy of the other parties’ representations and warranties and compliance with covenants and agreements (subject in each case to materiality standards) and, if applicable, obtaining lender consents with respect to the purchase of properties encumbered by loans to be assumed by the Company, and there can be no assurance that the Transaction, the purchase of the Bay Park Property, or any specific closing will be consummated, or if consummated, of the timing thereof. If either the Sellers or the Company breaches the Agreement, the party not in breach may be entitled to specific performance.

The foregoing description of terms of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Certain statements in this Current Report that are not in the present or past tense or that discuss the Company’s expectations (including any use of the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should,” or similar expressions) are forward-looking statements within the meaning of the federal securities laws and as such are based upon current beliefs as to the outcome and timing of future events. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of the Company. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve risks and uncertainties (some of which are beyond the control of the Company) and are subject to change based upon various factors including, but not limited to, the following risks and uncertainties: changes in the real estate industry and in performance of the financial markets and interest rates; the demand for and market acceptance of the Company’s properties for rental purposes; the ability of the Company to enter into new leases or renewal leases on favorable terms; the amount and growth of the Company’s expenses; tenant financial difficulties and general economic conditions, including interest rates, as well as economic conditions and competition in those areas where the Company owns properties; risks associated with joint venture partners; risks associated with the ownership and development of real property; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate pending transactions; applicable regulatory changes; risks associated with acquisitions; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the business, financial condition, liquidity, cash flows and financial results of the Company could differ materially from those expressed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. The Company does not undertake to update forward-looking statements except as may be required by law.

Item 8.01    Other Events.

On September 16, 2014, the Company issued a press release announcing its entry into the Agreement and certain terms of the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto

99.1	Press Release dated September 16, 2014

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	September 19, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated September 16, 2014, by and among Inland Real Estate Income Trust, Inc. and the subsidiaries of Kite Realty Group Trust party thereto

99.1	Press Release dated September 16, 2014